EXHIBIT 99.4


                           HIGH COUNTRY VENTURES, INC.

                              FINANCIAL STATEMENTS

                    YEARS ENDED APRIL 30, 2000, 1999 AND 1998


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Independent Auditors' Report................................................  1


Financial Statements:

         Balance Sheets.....................................................  2

         Statements of Operations...........................................  3

         Statements of Stockholders' Equity (Deficit).......................  4

         Statements of Cash Flows...........................................  5

         Notes to Financial Statements......................................  6

                      CALLAHAN, JOHNSTON & ASSOCIATES, LLC
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT


Stockholders and Board of Directors
High Country Ventures, Inc.
Minneapolis, Minnesota


We have audited the accompanying balance sheets of High Country Ventures, Inc. as of April 30, 2000, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High Country Ventures, Inc. as of April 30, 2000, 1999 and 1998 and the results of operations, stockholders' equity (deficit) and cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no viable operations or significant assets and is dependent upon shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt the Company's ability to continue as a going concern and are discussed in Note 2. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.

/s/ Callahan, Johnston & Associates, LLC

CALLAHAN, JOHNSTON & ASSOCIATES, LLC
Minneapolis, Minnesota
July 14,  2000

--------------------------------------------------------------------------------
              7850 METRO PARKWAY, SUITE 207, MINNEAPOLIS, MN 55425
                   TELEPHONE: (952)858-7207 FAX: (952)858-7202
                        E-MAIL: Callahan_johnston@msn.com

                           HIGH COUNTRY VENTURES, INC.

                                 BALANCE SHEETS

                                                                        April 30,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
                    ASSETS
                    ------

Current assets:
    Attorney Trust Account                            $      2,000     $         --     $         --
                                                      ============     ============     ============


    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
    ----------------------------------------------

Current liabilities:
    Accounts payable and accrued liabilities          $     30,882     $     35,791     $     34,751
                                                      ------------     ------------     ------------

Stockholders' equity (deficit):
    Preferred stock: undesignated par value;
        5,000,000 shares authorized; none issued
        and outstanding                                         --               --               --
    Common stock: no par value; 50,000,000
        shares authorized; issued and outstanding
        shares 35,425,920 in 2000, 5,425,920 in
        1999 and 1998                                      448,383          437,415          437,415
    Accumulated deficit                                   (477,265)        (473,206)        (472,166)
                                                      ------------     ------------     ------------

        Total stockholders' equity (deficit)               (28,882)         (35,791)         (34,751)
                                                      ------------     ------------     ------------

        Total liabilities and
          stockholders' equity (deficit)              $      2,000     $         --     $         --
                                                      ============     ============     ============


                 The accompanying notes are an integral part of
                           these financial statements.

                           HIGH COUNTRY VENTURES, INC.

                            STATEMENTS OF OPERATIONS

                                                     Years Ended April 30,
                                        ----------------------------------------------
                                            2000             1999             1998
                                        ------------     ------------     ------------
Revenues                                $         --     $         --     $         --

Administrative expenses                        4,059            1,040            1,732

Income tax expense (benefit)                      --               --               --
                                        ------------     ------------     ------------

        Net income (loss)                     (4,059)          (1,040)          (1,732)

Other comprehensive income (loss)                 --               --               --
                                        ------------     ------------     ------------

Comprehensive income (loss)             $     (4,059)    $     (1,040)    $     (1,732)
                                        ============     ============     ============

Basic earnings (loss) per share         $         --     $         --     $         --
                                        ============     ============     ============


"Weighted" average number of
  shares outstanding                      34,439,619        5,425,920        5,425,920
                                        ============     ============     ============


Actual issued and outstanding shares      35,425,920        5,425,920        5,425,920
                                        ============     ============     ============


                 The accompanying notes are an integral part of
                           these financial statements.

                           HIGH COUNTRY VENTURES, INC.

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                    YEARS ENDED APRIL 30, 2000, 1999 AND 1998

                                       Preferred Stock              Common Stock
                                  -------------------------   -------------------------    Accumulated
                                    Shares         Amount        Shares        Amount        Deficit         Total
                                  -----------   -----------   -----------   -----------    -----------    -----------
BALANCES, May 1, 1997                      --   $        --     5,425,920   $   437,415    $  (470,434)   $   (33,019)

    Fiscal year 1998                                     --            --            --         (1,732)        (1,732)
                                  -----------   -----------   -----------   -----------    -----------    -----------

BALANCES, April 30, 1998                   --            --     5,425,920       437,415       (472,166)       (34,751)

    Fiscal year 1999                       --            --            --            --         (1,040)        (1,040)
                                  -----------   -----------   -----------   -----------    -----------    -----------

BALANCES, April 30, 1999                   --            --     5,425,920       437,415       (473,206)       (35,791)

    Issuance of common stock
      at $.0001 per share                  --            --    30,000,000         3,000             --          3,000

    Additional equity
      contributions to cover
      administrative expenses
      and settle liabilities               --            --            --         7,968             --          7,968

    Fiscal year 2000                       --            --            --            --         (4,059)        (4,059)
                                  -----------   -----------   -----------   -----------    -----------    -----------

BALANCES, April 30, 2000                   --   $        --    35,425,920   $   448,383    $  (477,265)   $   (28,882)
                                  ===========   ===========   ===========   ===========    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                           HIGH COUNTRY VENTURES, INC.

                            STATEMENTS OF CASH FLOWS
                           Increase (Decrease) In Cash

                                                           Years Ended April 30,
                                               ---------------------------------------------
                                                   2000             1999            1998
                                               ------------     ------------    ------------
Cash flows from operating activities:
    Net income (loss)                          $     (4,059)    $     (1,040)   $     (1,732)
    Adjustments to reconcile net income
      (loss) to cash flows from
      operating activities:
        Attorney Trust Account                       (2,000)              --              --
        Accounts payable and other
          current liabilities                        (4,909)           1,040           1,732
                                               ------------     ------------    ------------

      Cash flows from operating activities          (10,968)              --              --
                                               ------------     ------------    ------------

Cash flows from financing activities:
    Proceeds from issuance of common stock
      and additional equity contributions            10,968               --              --
                                               ------------     ------------    ------------

Cash flows from investing activities                     --               --              --
                                               ------------     ------------    ------------

Increase (decrease) in cash                              --               --              --

Cash:
    Beginning of year                                    --               --              --
                                               ------------     ------------    ------------

    End of year                                $         --     $         --    $         --
                                               ============     ============    ============


Supplemental cash flow information:

    Interest paid                              $         --     $         --    $         --
                                               ============     ============    ============

    Income taxes paid                          $         --     $         --    $         --
                                               ============     ============    ============

Summary of non cash activity:

    None.


              The accompanying notes are an integral part of
                           these financial statements.

                           HIGH COUNTRY VENTURES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    YEARS ENDED APRIL 30, 2000, 1999 AND 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company was incorporated on February 11, 1959, under the laws of the State of Minnesota. On April 13, 1988, the Company changed its name to High Country Ventures, Inc.

High Country Ventures, Inc. formerly acted as a holding company for its wholly-owned subsidiary, High Country Fashions, Inc. (HCF). On April 29, 1997 the Company abandoned its investment in HCF and approved the transfer of HCF to Continental Casuals, LTD, a Company owned by High Country Ventures, Inc.'s then President and then majority stockholder. The Company recorded a gain on this abandonment and resulting debt cancellation of $1,600,000 because the liabilities of HCF exceeded its assets.

The Company currently has no operations.

Risks, Estimates and Uncertainties

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.


                                   (Continued)

                           HIGH COUNTRY VENTURES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    YEARS ENDED APRIL 30, 2000, 1999 AND 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income

SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components which will be presented in association with our Company's financial statements. Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to nonowner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. It includes all changes in equity during a period except those resulting from investments by or distributions to owners. For the fiscal years ended April 30, 2000, 1999, and 1998, net income and comprehensive income were equivalent.

Earnings Per Share

The Company implemented FASB 128: Earnings Per Share. FASB 128 replaces the presentation of primary EPS with basic EPS. Basic EPS excludes dilution and is computed by dividing net income by the weighted-average number of common shares outstanding for the year. Diluted EPS reflects the potential dilution from stock options and warrants and is computed using the treasury stock method. Under the treasury stock method stock options are assumed to have been exercised at the beginning of the period if the exercise price exceeds the average market price during the period. The computation of diluted EPS does not assume conversion or exercise of securities that would have an antidilutive effect on earnings per share.

There are not outstanding stock options or warrants.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the "liability method" of accounting for income taxes.


                                   (Continued)

                           HIGH COUNTRY VENTURES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    YEARS ENDED APRIL 30, 2000, 1999 AND 1998



NOTE 2 - CONTINUED EXISTENCE

The Company is fully dependent upon the support of certain stockholder(s) for the maintenance of its corporate status and to provide all working capital support for the Company. These stockholder(s) intend to continue to fund necessary expenses to sustain the Company. The Company is presently seeking a merger candidate and feels it will be successful in finding such a candidate.

Failure of the Company to find a merger candidate and achieve profitable operations or the failure of its stockholder(s) to fund necessary expenses of the Company could result in the Company being unable to continue as a going concern.

NOTE 3 - DISPUTED LIABILITIES

On April 29, 1997, at the time of the abandonment of High Country Fashions, Inc.
(HCF) and its subsequent transfer to Continental Casuals, LTD, the Company became inactive (see Note 1). On January 7, 1998, HCF voluntarily filed a petition under Chapter 7 of the U.S. Bankruptcy Code. On July 24, 1999, the trustee for HCF's bankruptcy filed a no-asset report with the Court indicating HCF had no property available for distribution from the bankruptcy estate. On October 5, 1999, HCF's bankruptcy case was closed and all of its obligations discharged.

Although none of HCF's creditors pursued collection from the Company, the Company settled certain of these liabilities through payments of cash totaling $30,000 and the transfer of 100,000 of the Company's common stock owned by one of the Company's largest stockholders. Through April 30, 2000 no other creditors of HCF have contacted the Company.

NOTE 4 - INCOME TAXES

The abandonment of High Country Fashions, Inc. on April 29, 1997, resulted in debt cancellation income of $1,600,000. The Company excluded this debt cancellation from income under the insolvency exclusion allowed for under the Internal Revenue Code. Under audit the Internal Revenue Service could question the Company's use of the insolvency exclusion. The Company feels that use of the insolvency exclusion is appropriate in that the Company was insolvent, liabilities exceeded assets, immediately before and also after the debt cancellation.


                                  (Continued)

                           HIGH COUNTRY VENTURES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    YEARS ENDED APRIL 30, 2000, 1999 AND 1998



NOTE 4 - INCOME TAXES (Continued)

As a result of its exclusion of the debt cancellation income, the Company was required to reduce its tax attributes at that date. That reduced the Company's net operating loss carryforwards to zero at that date. The Company's subsequent net operating loss carryforwards are fully allowed for due to questions regarding the Company's ability to utilize these losses before they expire.

  Deferred tax asset relating to net operating
    loss carryforwards                                                $   1,500
  Valuation allowance                                                    (1,500)
                                                                      ---------

  Net deferred tax asset                                              $      --
                                                                      =========


At April 30, 2000, the Company has carryforwards as follows:

                                                          Federal       State
                                                         ---------    ---------

  2013                                                   $   1,700    $   1,700
  2014                                                       1,000        1,000
  2015                                                       7,000        4,000
                                                         ---------    ---------

                                                         $   9,700    $   6,700
                                                         =========    =========


NOTE 5 - SUBSEQUENT EVENT

Equity Infusion

On July 12, 2000, a large stockholder of the Company infused $25,000 into the Company to help settle a disputed payable (see Note 3). No additional shares were issued as part of this equity infusion.